Exhibit 23.1



                CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to  the incorporation by reference in the Registration

Statement on Form S-8 to be  filed  on  or  about  May  27,  1998, of Rouge

Industries, Inc. of our report dated January 28, 1998, appearing on Page 29 of the Rouge Industries, Inc. Annual Report on Form 10-K for the year ended

December 31, 1997.


/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
Bloomfield Hills, Michigan
May 27, 1998